UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2011
JoS. A. Bank Clothiers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23874	36-3189198

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Hanover Pike Hampstead, Maryland	21074

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (410) 239-2700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On and effective February 24, 2011, the Board of Directors of JoS. A. Bank Clothiers, Inc., referred to herein as the Company, amended the Company’s Bylaws to provide for a majority vote standard in the election of directors in uncontested elections, while retaining plurality voting in the case of a contested election. The following is a summary of changes effected by adoption of the amendment to the Bylaws, which is qualified in its entirety by reference to the Company’s Bylaws filed as Exhibit 3.1 hereto.
The second and third sentences of Section 11 of Article II of the Company’s Bylaws were deleted and replaced with the following:
Any shareholder action shall be authorized by a majority of the votes cast except as may be otherwise prescribed by statute or by the provisions of the Certificate of Incorporation or these Bylaws.
The first sentence of Section 3 of Article III of the Company’s Bylaws was deleted and replaced with the following:
Except in a contested election, a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present. In a contested election, directors shall be elected by a plurality of the votes cast at a meeting of shareholders duly called and at which a quorum is present. An election shall be considered contested if, as of the record date for the meeting of stockholders at which directors are to be elected, there are more nominees for election than the number of directors to be elected.
An updated version of the Company’s Bylaws is available on the Company’s website at www.josbank.com (click “Company Information,” then “Investor Relations” and then “Governance”). The information on or accessible through our website is not incorporated by reference in this Current Report on Form 8-K.
ITEM 8.01. Other Events.
In connection with the amendments described above, the Board of Directors also amended the Company’s Statement of Corporate Governance Standards to provide that, if an incumbent director does not receive the vote required in the Company’s Bylaws, the director must promptly tender his or her resignation to the Board of Directors for consideration. The amendment to the Company’s Statement of Corporate Governance Standards also sets forth procedures for the consideration of any such resignation. An updated version of the Company’s Statement of Corporate Governance Standards is available on the Company’s website at www.josbank.com (click “Company Information,” then “Investor Relations” and then “Governance”). The information on or accessible through our website is not incorporated by reference in this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

3.1	Bylaws of JoS. A. Bank Clothiers, Inc., as amended effective February 24, 2011.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JoS. A. Bank Clothiers, Inc. (Registrant)
By:	/s/ Charles D. Frazer
Charles D. Frazer
Senior Vice President-General Counsel

Dated: March 2, 2011